UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SOUTHWEST CASINO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

Dear Shareholder:

You are cordially invited to attend an Annual Meeting of Shareholders to be held on June 2, 2008, at 3:00 p.m., local time, at Running Aces Harness Park, which is located at 15201 Zurich Street, Columbus, Minnesota.  The Annual Meeting will be held on the main level of the Grandstand Building.

The formal Notice of Annual Meeting, proxy statement and form of proxy are enclosed.

Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

James B. Druck Director and CEO	Thomas E. Fox President and COO	Jeffrey S. Halpern Vice President of Government Affairs and Secretary

May 5, 2008

YOUR VOTE IS IMPORTANT

In many cases, your broker will not vote your proxy for you, even on routine matters.

PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD

in the postage-paid envelope provided, regardless of whether you plan to attend in person.

THE PROMPT RETURN OF YOUR PROXY CARD WILL SAVE SOUTHWEST THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2008

TO THE SHAREHOLDERS OF SOUTHWEST CASINO CORPORATION:

Notice is hereby given that an Annual Meeting of Shareholders of Southwest Casino Corporation, a Nevada corporation, will be held on Monday, June 2, 2008, at 3:00 p.m., local time, at Running Aces Harness Park, which is located at 15201 Zurich Street, Columbus, Minnesota (the Annual Meeting will be held on the main level of the Grandstand Building), for the following purposes:

1.              To elect five directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2.              To ratify the selection of Eide Bailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2008.

4.              To transact any other business that properly comes before the meeting or any adjournment of the meeting.

The close of business on April 25, 2008 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournment of the meeting.

A list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours from April 25, 2008 through June 2, 2008, at our principal executive offices located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota.

By Order of the Board of Directors

James B. Druck
Director and Chief Executive Officer

May 5, 2008

Minneapolis, Minnesota

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

JUNE 2, 2008

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes

The Annual Meeting of Shareholders of Southwest Casino Corporation will be held on Monday, June 2, 2008 at 3:00 p.m., local time, at Running Aces Harness Park, 15201 Zurich Street, Columbus, Minnesota for the purposes stated in the Notice of Annual Meeting.  Our corporate headquarters are located at 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425.

Shareholders Entitled to Vote

Shareholders of record at the close of business on April 25, 2008 will be entitled to vote at the meeting.  As of that date, there were 27,460,953 shares of our common stock outstanding and entitled to vote.  Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.  Shareholders are not entitled to cumulate voting rights.

Proxies

We are mailing this proxy statement to our shareholders beginning on or about May 5, 2008 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders.

Your vote is important.  A proxy card is enclosed for your use.  You are solicited on behalf of the Board of Directors to mark, sign, date and return the proxy card in the accompanying envelope.  No postage is required if mailed within the United States.

Proxies will be voted as specified by you.  Signed proxies that lack any specification will be voted in favor of the election of all of the nominees for director listed and in favor of the ratification of the selection of Eide Bailly LLP as our registered public accounting firm, as stated in the Notice of Annual Meeting and this proxy statement.

The Board of Directors recommends that you vote:

•                  FOR all of the nominees for director listed in this proxy statement, and

•                  FOR the ratification of the selection of Eide Bailly LLP as our independent registered public accounting firm for the year ended December 31, 2008.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

•                  giving written notice of your revocation to our Corporate Secretary,

•                  filing a duly executed proxy bearing a later date with our Corporate Secretary, or

•                  appearing at the Annual Meeting and filing written notice of revocation with our Corporate Secretary before the proxy is used.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of one-half of the outstanding shares of our common stock (13,730,476 shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting.  In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter.  A “broker non-vote” is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy:

•                  the election of the five nominees for director requires the affirmative vote of a plurality of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting;

•                  the ratification of the selection of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting.

Broker non-votes represented by a proxy card on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.  Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

Signed proxies that lack any specification will be voted in favor of all of the proposals stated in the Notice of Annual Meeting and in favor of the election of all of the five nominees for directors listed in this proxy statement.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be paid by Southwest.  Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation.  We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted.  Only a natural person present at the Annual Meeting who is either a Southwest shareholder or is acting on behalf of a shareholder may make a motion or second a motion.  A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may “household” proxy statements and annual reports.  This means that only one copy of Southwest’s proxy statement or annual report to shareholders may have been sent to multiple shareholders in a household.  Southwest will promptly deliver a separate copy of either document to any shareholder upon written or oral request to Southwest Casino Corporation, 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425, telephone:  (952) 853-9990 (Attention:  General Counsel).  Any shareholder who wants to receive separate copies of Southwest’s proxy statement or annual report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact Southwest at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table states the information known to us with respect to the beneficial ownership of our common stock as of April 25, 2008 for (1) each person known by us to beneficially own more than 5% of our common stock, (2) each of our executive officers, (3) each of our directors, and (4) all of our executive officers and directors as a group.

Shares are deemed “beneficially owned” by a person if that person, directly or indirectly, has sole or shared power to vote or to direct the voting of those shares or sole or shared power to dispose or direct the disposition of those shares.  We believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole dispositive and voting power with respect to its shares, subject to community property laws where applicable, except as descried in the notes below.  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by that person or group.

	Common Stock
Name and Address	Number		Percent
James B. Druck (1)	2,259,825	(2)	8.0%
David H. Abramson (3)	273,250	(4)	1.0%
Gus A. Chafoulias (5)	962,186	(6)	3.4%
Jim Holmes (1)	137,500	(7)	*
Gregg P. Schatzman (1)	137,500	(7)	*
Thomas E. Fox (1)	2,683,870	(8)	9.5%
Jeffrey S. Halpern (1)	2,331,105	(9)	8.3%
Brian L. Foster (1)	250,000	(10)	*
Tracie L. Wilson (1)	91,929	(11)	*
All executive officers and directors as a group (9 persons)	9,127,165	(12)	29.4%

* Less than 1 percent

(1)          Address: 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425

(2)          Includes (i) 100,000 shares held by Mr. Druck’s wife, (ii) 353,125 shares of common stock issuable upon exercise of options, and (iii) 327,200 shares issuable upon exercise of warrants.

(3)          Address:  Parkdale Plaza, 1660 S. Highway 100, Suite 500, Minneapolis, MN 55416.

(4)          Includes 206,250 shares issuable upon exercise of stock options and 12,000 shares issuable upon exercise of a warrant.

(5)          Address:  121 23rd Avenue SW, Rochester, MN 55902.

(6)          Includes 137,500 shares issuable upon exercise of stock options and 522,728 shares issuable upon exercise of warrants.

(7)          Consists of 137,500 shares issuable upon exercise of stock options.

(8)          Includes: (i) 159,152 shares held by F&B Properties, a partnership in which Mr. Fox is a 50% general partner; (ii) 181,819 shares held by BFL General Partnership, a partnership in which Mr. Fox is a general partner, (iii) 353,125 shares issuable upon exercise of stock options; (iv) 300,000 shares issuable upon exercise of warrants; (v) 54,546 shares issuable upon exercise of a warrant held by F&B Properties; and (vi) 72,728 shares issuable upon exercise of a warrant held by BFL General Partnership.  Does not include 381,819 shares and warrants to purchase 152,728 shares held by Richfield Hotel Associates Limited Partnership (“RHALP”).  Mr. Fox is general partner of a partnership that is a limited partner of RHALP and does not have or share investment control over RHALP and disclaims any beneficial ownership interest in these shares.

(9)          Includes: (i) 40,000 shares held by Mr. Halpern’s wife; (ii) 353,125 shares issuable upon exercise of stock options; and (iii) 327,280 shares issuable upon exercise of warrants.

(10)    Consists of 250,000 shares issuable upon exercise of a stock option.

(11)    Consists of 91,929 shares issuable upon exercise of stock options.

(12)     Includes: (i) an aggregate of 2,020,054 shares issuable upon exercise of options; (ii) 1,616,482 shares issuable upon exercise of warrants; (iii) 340,971 shares held by partnerships in which an executive officer is a general partner; and (iv) 140,000 shares held by spouses of executive officers.

ELECTION OF DIRECTORS

(Proposal 1)

Number of Directors

The Board of Directors has fixed the number of directors at five.

Nominees for Director

The Board of Directors has nominated the following individuals to serve as our directors until the next annual meeting of our shareholders or until their successors are elected and qualified.  All of the nominees named below are current members of the Board and have consented to serve as a director if elected.

•                                          James B. Druck

•                                          David H. Abramson

•                                          Gus A. Chafoulias

•                                          Jim Holmes

•                                          Gregg P. Schatzman

Proxies can be voted only for the number of persons named as nominees in this proxy statement, which is five.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy at the Annual Meeting.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If the Board of Directors learns before the Annual Meeting that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for that nominee will be voted for a substitute nominee selected by the Board of Directors or, at the Board’s discretion, for fewer nominees as a result of the inability of any nominee to serve.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

The names, ages and principal occupations of the nominees as of April 25, 2008, as well as how long each nominee has served as a director of Southwest, are stated in the table below:

Name of Nominee	Independent	Age	Principal Occupation	Director Since	Committees
James B. Druck	No	66	Chief Executive Officer, Southwest Casino Corporation	2004	*
David H. Abramson	Yes	66	Chairman and CEO, David Abramson & Associates, LLC	2005	Audit (Chair); Governance & Nominating
Gus A. Chafoulias	Yes	72	Chairman, Chafoulias Management Company	2005	Compensation; Governance & Nominating (Chair)
Jim Holmes	Yes	65	President, Jim Holmes and Company	2005	Audit; Compensation
Gregg P. Schatzman	Yes	54	Managing Director, Schatzman & Associates, LLC	2005	Audit; Compensation (Chair)

*           Because Mr. Druck is our CEO, he does not qualify as an independent member of our Board of Directors under Nasdaq rules and thus is not eligible for service on any of the standing committees of our Board.

Other Information About Board Nominees

James B. Druck joined the Board of Directors and was appointed as our Chief Executive Officer and Secretary on July 22, 2004 in connection with the closing of a reorganization in which Southwest Casino and Hotel Corp. became a wholly-owned subsidiary of Southwest Casino Corporation (formerly Lone Moose Adventures).  Mr. Druck has been a director of Southwest Casino and Hotel Corp. since its inception in 1992.  He served as President of Southwest Casino and Hotel Corp. from October 1992 until June 2004, and now is also the Chief Executive Officer of Southwest Casino and Hotel Corp.  From 1967 until April 1993 Mr. Druck was an attorney in private practice in Minneapolis, Minnesota.  His practice focused primarily in the areas of real estate development and finance.

David H. Abramson. David Abramson joined the Southwest Board of Directors on December 7, 2005 and was elected to chair its Audit Committee on January 10, 2006.  He is also a member of the Board’s Nominating Committee.  Mr. Abramson is the Chairman and CEO of David Abramson & Associates, LLC, a retained executive search and leadership development firm he founded in January 2002.  Immediately before founding David Abramson & Associates, he was a Senior Vice President of AXA Financial/Equitable Life Insurance and the Chairman and CEO of Grant Thornton Advisors, a joint venture of AXA Financial/Equitable Life Insurance and Grant Thornton, LLP, from January to December 2001.  Before this, Mr. Abramson had an extensive career at Grant Thornton, certified public accountants, beginning in 1967 during which he was a member of the National Leadership and Senior Management Team and the Managing Partner of and an audit partner in the Minneapolis office.  Among many board memberships, Mr. Abramson has been the Chairman of Board of Directors of the Minneapolis Chamber of Commerce, President and Board member of the Minnesota Society of Certified Public Accountants, Chairman and board member of the Minnesota Cooperation Office for Job Creation, and a member of the Governing Council of the American Institute of CPAs.  Mr. Abramson holds a B.S. in Accounting from the Carlson School of Management and an MBA from the University of Michigan.

Gus A. Chafoulias.   Gus Chafoulias joined Southwest’s Board of Directors on December 7, 2005 and was elected chair of its Nominating Committee on February 1, 2006.  He is also a member of the Board’s Compensation Committee.  Mr. Chafoulias is Chairman of the Board of Chafoulias Management Company, where he has worked since 1987.  Mr. Chafoulias has developed more than 3 million square feet of apartments and commercial space during more than 40 years in the development business.  One of Mr. Chafoulias’ liquor stores, which Mr. Chafoulias has owned and operated since 1957, has been voted a top ten liquor retailer in the United States.  Mr. Chafoulias is also a Leadership 100 board member and Blue Cross Blue Shield Champions of Health award winner.  He has served on numerous boards of directors including the Rochester (MN) Chamber of Commerce, Diversity Council, U.S. Bank, Medvision, and Comfortex, Inc.  In addition to serving on our Board, Mr. Chafoulias is the Chairman of Kardia Health Systems.

Jim Holmes. Jim Holmes was elected a Director of Southwest on December 7, 2005 and serves on the Board’s Audit Committee and Compensation Committee.  Mr. Holmes is a 1965 graduate of West Point’s U.S. Military Academy and has a master’s degree in law enforcement administration from Central Missouri State University.  Mr. Holmes has significant experience on both the regulatory and business sides of the gaming industry and is a licensed private investigator in Nevada.  Since 1991, Mr. Holmes has been President of Jim Holmes and Company and, beginning in 1987, has acted as a national and international gaming consultant for lottery operations, bingo projects, casinos and Indian gaming, specializing in start-up operations and risk analysis.  In addition, from March 2005 to October 2005 Mr. Holmes was an Executive Vice President for Cadillac Jack, Inc., a slot machine manufacturer, and from February 2001 to January 2004, Mr. Holmes was President of API Technologies, LLC.  From January 2000 to January 2001, Mr. Holmes was Executive Vice President of Sierra Design Group.  In 1985, Mr. Holmes was appointed by then Governor Ashcroft as the first Executive Director of the Missouri Lottery.  Before working to establish the Missouri Lottery, he spent 15 years with the FBI in Missouri as both a Special Agent and Supervisor.

Gregg P. Schatzman.   Gregg Schatzman joined Southwest’s Board of Directors on December 7, 2005.  He also serves on the Board’s Audit Committee and Compensation Committee, which he chairs.  Mr. Schatzman has in-depth experience as both a regulator and an operator in the gaming industry.  Mr. Schatzman has been the Managing Director of Schatzman & Associates, LLC, which provides consulting services to gaming companies and law firms regarding casino operations and regulatory issues, since January 2003.  Mr. Schatzman’s 16 years in casino operations includes work as Chief Operating Officer of VSS Enterprises, Executive Vice President of Primadonna Resorts, Inc.; Vice President and General Manager for

Ameristar Casinos; Vice President and General Manager for Gem Gaming; and work with Trump casinos.  Before joining the business side of the gaming industry, Mr. Schatzman spent 10 years as a gaming regulator with the Nevada Gaming Control Board, rising from Financial Investigator to Chief of Investigations.  As Chief of Investigations, Mr. Schatzman supervised the Investigations and Corporate Securities Divisions of the Gaming Control Board.

Board and Annual Meeting Attendance

During 2007, our board of directors held 4 regular and 10 special meetings. All of our directors attended the regular meetings of the Board in person.  All of our directors also attended the special meetings of the Board, either in person or by teleconference, except that Mr. Chafoulias and Mr. Schatzman were each unable to participate in one telephonic Board meeting. We strongly encourage directors to attend our annual meeting of Shareholders. Each of our directors attended the 2007 Annual Meeting of Shareholders.

Director Compensation

The following table states information concerning the compensation of members of our Board of Directors during the fiscal year ended December 31, 2007.

Name	Fees earned or paid in cash	Stock Awards	Option Awards	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
David H. Abramson (1)	$14,500	$—	$—	$—	$—	$—	$14,500
Gus A. Chafoulias (2)	14,000	—	—	—	—	—	14,000
Jim Holmes (2)	14,500	—	—	—	—	—	14,500
Gregg P. Schatzman (2)	14,000	—	—	—	—	—	14,000

(1)        As of December 31, 2007, Mr. Abramson had options to acquire an aggregate of 225,000 shares of common stock at a price of $0.65 per share outstanding that had been awarded to him in connection with his service as a director.  Does not include additional options to purchase 225,000 shares of common stock at a price of $0.48 per share awarded to Mr. Abramson on March 20, 2008.

(2)        As of December 31, 2007, Messrs. Chafoulias, Holmes and Schatzman each had options to acquire an aggregate of 150,000 shares of common stock at a price of $0.65 per share outstanding that had been awarded to them in connection with their service as directors.  Does not include additional options to purchase 150,000 shares of common stock awarded to Messrs. Chafoulias, Holmes and Schatzman on March 20, 2008.

James Druck, our CEO, also serves as a director and does not receive any additional compensation for that service.

Beginning in the first quarter of 2006, the non-employee members of our Board of Directors receive a quarterly retainer of $2,500, with an initial retainer of $5,000 paid for the fourth quarter of 2005, their first quarter of service. Each director also received a non-qualified option to purchase 150,000 shares of Southwest common stock under our 2004 Stock Incentive Plan. These options were granted on January 10, 2006 and have an exercise price of $0.65 per share. We issued an additional non-qualified option to purchase 75,000 shares of our common stock, on the same terms, to David Abramson to compensate him for his work as Chairman of our Audit Committee.  The options become exercisable in 12 equal quarterly installments on the grant date and the last day of each quarter over three years. Southwest also pays directors meeting fees of $1,000 for each in-person meeting and $500 for each telephonic meeting at which formal action is taken by our board or any committee of the board. These meeting fees do not apply to one in-person meeting of the Board of Directors and one meeting of each committee on which a board member serves each quarter. The increased retainer during the first quarter of a director’s service is intended to compensate the director for the extra time and meetings required to orient a director to Southwest and the work of our Board.

On March 20, 2008, we issued an additional option to purchase 150,000 shares of our common stock to each of the independent members of our Board of Directors in consideration of their continued service on our Board.  These shares will also become exercisable in 12 equal quarterly installments beginning on the last day of the fourth quarter of 2008, which is the first quarter after the options granted to them in January 2006 becomes fully exercisable.  The exercise price of these options is $0.48 per share.  We issued an additional non-qualified option to purchase 75,000 shares of our common stock on the same terms to David Abramson on March 20, 2008 to compensate him for his continued work as Chairman of the Audit Committee of our Board.

Family Relationships

No family relationships exist among our directors and executive officers.

Legal Proceedings

To the knowledge of our management, except as disclosed below, during the past five years, no present director, person nominated to become a director, executive officer, promoter or control person of our company:

•                  Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior the filing;

•                  Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•                  Was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•                  Was found by a court of competent jurisdiction in a civil action, or by the Securities and Exchange Commission or the Commodity Futures Trading Commission, to have violated federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended, or vacated.

Prior Bankruptcy Proceeding of Subsidiary

James B. Druck, Jeffrey S. Halpern and Thomas E. Fox are Managers of Gold Rush I, LLC, a Colorado limited liability company and a wholly-owned subsidiary of Southwest Casino and Hotel Corp.  In August 2001, Cripple Creek Development Corp., a Colorado corporation, Blue Building Development, Inc., a Wyoming corporation, Mark Brockley, an individual, and Annesse Brockley, an individual, initiated a lawsuit against Gold Rush I, LLC, and Southwest Casino and Hotel Corp. in District Court, Teller County, Colorado.  The plaintiffs alleged that the defendants failed to pay certain obligations to the plaintiffs under the terms of their lease agreement and breach of contract.  The lease included a provision that capped the maximum monthly amount required to be paid to Mr. Brockley’s creditors.  In the early years of the operation, Mr. Brockley’s obligations to creditors far exceeded this cap and Southwest paid these obligations as they came due.  Under the lease, Southwest set off against current rent the amount of the excess payments.  In the lawsuit, Mr. Brockley sought to evict Gold Rush I from the premises for failing to pay amounts claimed to be owed under the Lease.  Gold Rush I responded by denying any failure to pay.

Before an evidentiary hearing in this lawsuit was completed, Gold Rush I filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court for the District of Minnesota (Case No. 01-33755) to ensure that we did not lose possession of the premises while the underlying claims were litigated.  On October 15, 2001, the Colorado District Court entered an Order in which it found (a) that Gold Rush I was not in default under the lease, (b) that Gold Rush I had made payments in excess of the monthly caps provided in the lease (which overpayments the court subsequently quantified at $554,362.09), and (c) that Gold Rush I was entitled to offset the overpayments against rent and other payments due under the terms of the lease.  Mr. Brockley appealed the Colorado District Court’s Order to the Colorado Court of Appeals, which dismissed the appeal on May 21, 2002.  After successfully defending the lawsuit brought by its landlord, Gold Rush I emerged from bankruptcy on January 10, 2003, when the Bankruptcy Court confirmed its reorganization plan, which provided for full payment to all creditors, with interest.

Colorado Regulatory Proceeding

Southwest Casino and Hotel Corp. was fined $50,000 by the Colorado Division of Gaming in June 2004 for failure to properly maintain and review statistical data on slot machine performance after receiving a warning letter regarding this deficiency and failing to comply with its agreement to correct the deficiency. Southwest Casino and Hotel Corp. paid the full amount of the fine.  As part of these proceedings, James Druck, in his capacity as manager of the facility in question, without any admission of guilt, agreed to take the necessary steps to ensure Southwest Casino and Hotel Corp.’s compliance in this matter and, further, agreed to pay $5,000 to the Limited Gaming Fund to reimburse expenses incurred by Colorado in this investigation.

Information about the Board of Directors and its Committees

Audit Committee

On January 10, 2006, the Board of Directors established an Audit Committee and elected David Abramson, Jim Holmes and Gregg Schatzman to serve on that committee.  All of the members of the Audit Committee qualify as independent under Nasdaq rules.  The Board elected Mr. Abramson to serve as the Chairman of its Audit Committee.  The Board of Directors has determined that Mr. Abramson qualifies as an “audit committee financial expert” under SEC rules.  On February 14, 2006, the Board of Directors adopted a written charter for its Audit Committee and a copy of the charter is attached to this Proxy Statement as Appendix A.

The Audit Committee is responsible for engaging, retaining and replacing Southwest’s independent registered public accounting firm, approving transactions between Southwest and a director or executive officer, approving non-audit services provided to Southwest by our independent registered public accounting firm, overseeing our accounting, financial reporting, and disclosure controls and internal controls, and receiving and addressing complaints regarding accounting, internal controls and auditing matters.  Our independent registered public accounting firm reports directly to the Audit Committee.

Compensation Committee

On February 1, 2006, the Board established its Compensation Committee and appointed Gregg Schatzman, Gus Chafoulias and Jim Holmes to serve on the committee.  Mr. Schatzman was appointed Chairman of the Compensation Committee.  The Board of Directors adopted a written charter for the Compensation Committee on April 26, 2006 and a copy of that charter is attached to this Proxy Statement as Appendix B.  All of the members of the Compensation Committee qualify as “independent directors” under Nasdaq rules.  The Compensation Committee oversees Southwest’s overall compensation strategy and reviews and recommends to the Board of Directors the compensation for our CEO and other executive officers.  The Compensation Committee also administers our 2004 Stock Incentive Plan.

Governance and Nominating Committee

On February 1, 2006, the Board of Directors formed a Nominating Committee and selected Gus Chafoulias and David Abramson, each independent members of the Board under Nasdaq rules, to serve on that committee. On November 5, 2007 the Board broadened the Nominating Committee’s responsibilities and renamed it the Governance and Nominating Committee. The Board appointed Mr. Chafoulias as Chairman of the committee and adopted a written charter that is attached to this Proxy Statement as Appendix C.  The Governance and Nominating Committee has not established formal procedures for director nominations, but may choose to do so in the future.

The Governance and Nominating Committee will solicit recommendations for nominees from people the committee believes are likely to be familiar with qualified candidates. These people may include directors and executives of Southwest. The committee may also engage a search firm to assist it in identifying qualified candidates.  The committee will evaluate each candidate it believes merits serious consideration, taking into account available information, the composition of the Board, and other relevant factors. In conducting its evaluation, the committee may consult with Southwest’s management, other Board members, and other individuals it believes may have insight into a candidate.  The committee will also consider recommendations for the nomination of directors submitted by shareholders.  Any shareholder seeking to recommend a director nominee must submit a letter addressed to the Chairman of the Governance and Nominating Committee, c/o Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive Suite 350, Minneapolis, Minnesota 55425, clearly identified as “Director Nominee Recommendation.”

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Governance and Nominating Committee to recommend a candidate to the Board.  The committee believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of Southwest and the Board.  However, in evaluating candidates, there are a number of criteria that the Board generally views as relevant and is likely to consider.  Some of these considerations include:

•                  whether the candidate is licensed or is likely to receive any license required to be a director of a gaming company in jurisdictions in which we have business interests;

•                  whether the candidate qualifies as an “independent director” under applicable laws, regulations and rules;

•                  whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee;

•                  whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission;

•                  Southwest’s needs with respect to the talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience;

•                  the candidate’s broad-based business acumen and understanding of Southwest’s business and industry;

•                  the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of Southwest;

•                  whether the candidate possesses strategic thinking and a willingness to share ideas;

•                  the candidate’s diversity of experiences, expertise and background;

•                  the candidate’s ability to represent the interests of all shareholders and not a particular interest group;

•                  and the candidate’s willingness to devote adequate time to the work of the Board and its committees.

Audit Committee Report

The Audit Committee reviewed and discussed Southwest’s audited financial statements for the fiscal years ended December 31, 2007 and 2006 with Southwest’s management.  The Audit Committee has discussed with Eide Bailly LLP, Southwest’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee received the written disclosures and the letter from Eide Bailly LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed the independence of Eide Bailly LLP with them.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that Southwest’s audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the SEC and the Board approved that recommendation.

This report is dated March 20, 2008.

Southwest Casino Corporation

Audit Committee of the Board of Directors

David Abramson, Chair	Jim Holmes	Gregg Schatzman

The Audit Committee report above must not be deemed “soliciting material” or to be “filed” with the United States Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary stated in any of our previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the foregoing Audit Committee Report cannot be incorporated by reference into any such filing.

EXECUTIVE COMPENSATION

The following table provides summary information concerning cash and non-cash compensation paid to or earned by our principal executive officer and our two other highest paid executive officers during the Southwest Casino Corporation fiscal year ended December 31, 2007.

SUMMARY COMPENSATION TABLE

Name and Principal		Salary		Bonus	Stock Award(s)	Option Awards	Nonequity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Position	Year	($)		($)	($)	($)	($)	($)	($)	($)
James B. Druck	2007	243,100		55,000	—	—	—	—	48,637	346,737
CEO & Director	2006	220,000	(1)		—	—	—	—	44,988	264,988

Thomas E. Fox	2007	243,100		55,000	—	—	—	—	42,200	340,300
President & COO	2006	220,000	(1)		—	—	—	—	31,961	251,961

Brian L. Foster	2007	46,500	(3)	192,422	—	—	—	—	17,536	256,458
VP Native American Operations	2006	—	(3)	203,790	—	—	—	—	14,746	218,536

(1)        Does not include $50,000 paid to Mr. Druck and $10,000 paid to Mr. Fox during the second quarter of 2006 as partial payment of salary earned in years before 1998 but not paid.

(2)        Consists of company paid medical, dental, life and disability insurance, 401(k) matching funds, and a car allowance.

(3)        Mr. Foster managed two gaming facilities owned by the Cheyenne and Arapaho Tribes of Oklahoma until August 17, 2007.  Mr. Foster also received compensation, including a salary, directly from the Cheyenne and Arapaho Tribes of Oklahoma tribal enterprises.

(4)        Consists of company paid medical, dental, life and disability insurance, and 401(k) matching funds.

James Druck and Thomas Fox Employment Agreements

In July 2004, we entered into employment agreements with James B. Druck and Thomas E. Fox under which Mr. Druck serves as our Chief Executive Officer and Mr. Fox serves as our President and Chief Operating Officer. The initial term of each agreement continued until July 1, 2006, after which the term renews automatically for additional one-year periods unless terminated earlier by either party. Under this agreement, Mr. Druck and Mr. Fox each received a base salary of $220,000 per year, an automobile allowance of $1,000 per month, and are eligible for an additional performance bonus if granted by our Board of Directors.  Any adjustment to base salary will be determined by the Board of Directors.  Effective April 1, 2007, Mr. Druck and Mr. Fox’s base salaries were each increased to $250,800 per year.  Bonuses are discretionary. No bonus was awarded during fiscal year 2006 or 2005.  Our Board of Directors approved bonus payments of $110,000 to both Mr. Druck and Mr. Fox at its meeting on March 13, 2007.  The initial $55,000 of that bonus was paid on March 31, 2007 and the remaining $55,000 will be paid on or after July 1, 2007, at such time as management determines that Southwest has sufficient financial resources for the payments.  This is the first bonus or salary increase awarded to Messrs. Druck and Fox since entering into their employment agreements in 2004.  Under those employment agreements, Mr. Druck and Mr. Fox were also granted a non-plan option to purchase 300,000 shares of our common stock at a price of $1.00 per share that is now fully vested.  After the initial two-year term of their agreements, if Mr. Druck or Mr. Fox is terminated without cause, in connection with a change in control of Southwest, or if Mr. Druck or Mr. Fox terminates his employment for “good reason”, Mr. Druck or Mr. Fox, as the case may be, may elect to continue employment with us in a diminished capacity. If Mr. Druck or Mr. Fox elects to do so, he will continue to receive his base salary and medical benefits for 12 months. After 12 months, he will receive a salary of not less than $25,000 and continuing medical benefits.  Messrs. Druck and Fox are also subject to customary assignment of inventions, confidentiality, non-solicitation and non-compete provisions.

Change in Control Arrangements.

Under our employment agreements with Mr. Druck and Mr. Fox, if either of them is terminated within nine months after a change in control occurs, they may elect to continue their employment with us in a diminished capacity and receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  In addition, any unexpired stock options will vest immediately.

For purposes of these employment agreements, a “change in control” includes:

•                  any merger, acquisition, reorganization or consolidation after which the shareholders of Southwest immediately before the transaction do not own a majority of the surviving corporation;

•                  any sale, lease, license or transfer of substantially all of our assets;

•                  any statutory exchange of securities with another entity (except where we are the acquiring entity);

•                  acquisition by any individual or group of more than 50 percent of our outstanding voting stock from existing shareholders;

•                  members of our Board of Directors as of July 1, 2004 or new board members approved by a majority of those board members cease to constitute a majority of our Board of Directors; or

•                  any other transaction or series of transactions (other than venture capital or institutional investor financings) that the SEC would require us to report.

Under our 2004 Stock Incentive Plan, incentive awards granted under the plan will become fully exercisable after certain changes in control of our company, such as:

•                  the sale, lease, exchange or other transfer of all or substantially all of our assets;

•                  our shareholders approve any plan of or proposal for the liquidation or dissolution of our company;

•                  any person becomes the beneficial owner of:

•                  20% or more, but not 50% or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in their ownership was approved in advance by the “continuity directors” who are members of the Board of Directors at the time of the special meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board of Directors; or

•                  50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”); provided that a traditional institution or venture capital financing transaction are excluded from this definition;

•                  we are a party to a merger or consolidation that results in our shareholders beneficially owning securities representing:

•                  more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless the merger or consolidation was approved in advance by the “continuity directors”; or

•                  50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”);

•                  a change in control that outside legal counsel determines must be reported under Section 13 or 15(d) of the Exchange Act, whether or not we are then subject to these reporting requirements; or

•                  the “continuity directors” cease, for any reason, to constitute at least a majority of the Board of Directors, at any time after the date that our securities are first sold in a registered public offering.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table provides information regarding unexercised options for our named executive officers that were outstanding at December 31, 2007.

	Option Awards						Stock Awards
Equity
				Equity				Market		Incentive
				Incentive			Number	Value of	Equity	Plan
				Plan			of	Shares	Incentive	Awards;
				Awards:			Shares	or Units	Plan	Market
				Number of			or Units	of Stock	Awards:	Value of
	Number of		Number of	Securities			of Stock	that	Number	Shares or
	Securities		Securities	Underlying	Option		that	have	of Shares	Units of
	Underlying		Underlying	Unexercised	Exercise	Option	have not	not	that have	Stock that
	Unexercised		Unexercised	Unearned	price	Expiration	Vested	Vested	not	have not
Name	Options (#)		Options (#)	Options (#)	($/share)	Date	(#)	($)	Vested (#)	Vested ($)
	Exercisable		Unexercisable
James Druck	300,000	(1)	—	—	1.00	6/30/2009	—	—	—	—
Thomas Fox	300,000	(1)	—	—	1.00	6/30/2009	—	—	—	—
Brian Foster	250,000		—	—	0.12	12/7/2013	—	—	—	—

(1)         Does not include (i) options to purchase 170,000 shares of our common stock at a price of $0.48 per share granted to Mr. Druck and Mr. Fox on March 20, 2008, and (ii) warrants issued to Mr. Druck, Mr. Fox or parties in which Mr. Fox has a beneficial ownership interest in connection with their participation in our October 2005 private placement of warrants, our January and February 2007 private placement of common stock with accompanying warrants, and our March 2008 private placement of warrants.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee have been an officer or employee of Southwest or any of our subsidiaries.

Certain Relationships and Related Transactions

We issued warrants to purchase 250,000 shares of our common stock at a price of $0.39 per share to each of James B. Druck, CEO, Thomas E. Fox, President and COO, and Jeffrey S. Halpern, Vice President of Government Affairs, on March 10, 2008. These warrants are exercisable for a period of five years. We issued these warrants to Messrs. Druck, Fox and Halpern in consideration of their agreement to increase the amount of their personal guarantees of our indebtedness from $150,000 to $250,000 and to extend the termination date of those guarantees from April 19, 2008 to January 11, 2010.

We issued a warrant to purchase 300,000 shares of our common stock at a price of $0.39 per share to Gus Chafoulias, a member of the company’s Board of Directors, on March 10, 2008.  This warrant is exercisable for a period of five years.  We issued this warrant to Mr. Chafoulias in consideration of his agreement to co-sign a $300,000 promissory note with Southwest Casino & Hotel Corp. for a bank loan to Southwest.

On January 24 and February 26, 2007, we held separate closings in a private placement of common stock with accompanying warrants in which we raised $4.1 million.  We sold units consisting of one share of common stock and a warrant to purchase 0.4 shares of common stock at a price of $0.55 per unit.  The warrants are exercisable for five years at a price of $0.61 per share.  James B. Druck, CEO, Thomas E. Fox, President and COO, Jeffrey S. Halpern, Vice President of Government Affairs, Gus Chafoulias, Director and David Abramson, Director each participated in this offering on the same terms as all other investors.  The amounts of their respective investments are stated in the table below:

Name	Title	Common Shares		Warrant Shares		Price
James Druck	CEO, Director	68,000		27,200		$37,400
Thomas Fox	President, COO	318,183	*	127,274	*	$175,000
Jeffrey Halpern	VP Govt. Affairs	68,200		27,280		$37,510
Gus Chafoulias	Director	181,819		72,728		$100,000
David Abramson	Director	30,000		12,000		$16,500

*                 Consists of common shares and warrants to purchase common shares acquired by entities in which Mr. Fox has an ownership interest.  Does not include 381,819 shares and warrants to purchase 152,728 shares held by Richfield Hotel Associates Limited Partnership (“RHALP”).  Mr. Fox is general partner of a partnership that is a limited partner of RHALP and does not have or share investment control over RHALP and thus does not beneficially own these shares.

As of December 31, 2007, we had accrued liabilities in the amount of $140,000 for bonuses awarded but not paid to executive officers of the company.  We also had outstanding liabilities to James B. Druck, Thomas E. Fox and Jeffrey S. Halpern for unpaid compensation and expense reimbursements of $122,467 as of December 31, 2007.

Southwest Casino and Hotel Corp. and North Metro Harness Initiative, LLC purchased furniture and equipment from Berc & Fox for $25,000 during 2007.  The operations of Berc & Fox were sold in January 2007 and as a result certain furniture and equipment were available for purchase.  The purchase price for the furniture and equipment was less than their value as determined by independent third-party appraisers.  Thomas Fox, our President and COO, is a shareholder and officer in Berc & Fox Limited.

During the year ended December 31, 2007, we paid Jennifer Sparlin Druck $1,000 for performing at the Gold Rush Palladium.  Ms. Druck is the wife of James B. Druck.

Virginia Skruppy is a part-time employee of North Metro.  Ms. Skruppy is the wife of Tom Fox, our President.  Ms. Skruppy did not receive compensation from North Metro during 2007 and we anticipate that her earnings in 2008 will not exceed $20,000.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC

REGISTERED ACCOUNTING FIRM

(Proposal 2)

Appointment of Auditors

The Board of Directors has appointed Eide Bailly LLP as our independent public registered accounting firm for the year ending December 31, 2008.  Eide Bailly LLP has acted as the independent registered public accounting firm of Southwest since September 2004 and independent auditor of our wholly owned subsidiary, Southwest Casino and Hotel Corp., since December 2003.  Although it is not required to do so, the Board of Directors wishes to submit the selection of Eide Bailly LLP to the shareholders for ratification.  If our shareholders do not ratify the appointment of Eide Bailly LLP, the Board will consider another independent public registered accounting firm.

Representatives of Eide Bailly LLP currently plan to be present at the Annual Meeting and will be available to respond to appropriate questions.

Audit, Audit-Related, Tax and Other Fees

The following table presents fees billed by Eide Bailly LLP, our principal accountant, for the audit of Southwest Casino Corporation’s consolidated financial statements and other professional services provided to Southwest Casino Corporation for the fiscal years ended December 31, 2007 and 2006.

	Aggregate Amount Billed
	2007		2006

Audit Fees	$172,263	(1)	$141,521	(1)
Audit-Related Fees	$6,709	(2)	$0	(2)
Tax Fees	$0	(3)	$0	(3)
All Other Fees	$10,492	(4)	$8,604	(4)

(1)          Aggregate fees billed for professional services rendered to us for audit of our consolidated financial statements by year (including estimated fees for fiscal year 2007 audit that have not yet been billed), review of the consolidated financial statements included in our quarterly reports on Form 10-QSB, and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)          These other audit-related services consisted of accounting research and related issues and assistance with response to SEC correspondence. The Board has considered whether the provision of these services is compatible with maintaining Eide Bailly LLP’s independence and has determined that it is.

(3)          We did not pay nor incur any fees for tax services provided by our principal accountants.

(4)          Consists of fees paid for an audit of our 401(k) employee benefit plan and finance charges.

Audit Committee Pre-Approval Policy

On February 14, 2006, the Board of Directors adopted a written charter for its Audit Committee that requires Audit Committee pre-approval of all future audit and permissible non-audit services provided to Southwest by its independent public accountants.

All services provided to Southwest by Eide Bailly for 2007 and 2006 were approved in advance by the Audit Committee.

Vote Required

The affirmative vote of a majority of the shares of our common stock, present in person or by proxy on this matter at the Annual Meeting, is necessary for the ratification of Eide Bailly LLP, as our independent public registered accounting firm for the year ending December 31, 2008

Board Recommendation

The Board of Directors recommends a vote FOR ratification of the appointment of Eide Bailly LLP as our independent public registered accounting firm for the year ending December 31, 2008.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.  All Section 16 reports under the Securities Exchange Act of 1934, as amended, for our directors, executive officers and, to our knowledge, beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended December 31, 2007.

Shareholder Proposals For 2009 Annual Meeting

Proposals of shareholders intended to be presented in the proxy materials relating to our 2009 annual meeting of shareholders must be received by us at our principal executive offices on or before January 1, 2009 unless the date of that meeting has been changed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  A shareholder who wishes to make a proposal at our 2009 annual meeting of shareholders without including the proposal in our proxy statement must notify us by March 15, 2009 unless the date of the meeting has been changed by more than 30 calendar days.  If a shareholder fails to provide notice by this date, then the persons named as proxies in the proxies that we solicit for the next annual meeting will have discretionary authority to vote on the proposal.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Communications with Directors

Shareholders may communicate with the Board of Directors or any one or more particular directors by sending correspondence, addressed to our Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425, with an instruction to forward the communication to the Board of Directors or any one or more particular directors.  Our Corporate Secretary will receive the correspondence and forward it to the Board of Directors or any one or more particular director to whom the communication is directed.

Copies of our Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2007 have been delivered to our shareholders with this Proxy Statement.  We will furnish a copy of any exhibit to our Form 10-KSB or 10-QSB upon receipt from any shareholder of a written request for the exhibits and payment of our reasonable expenses in furnishing the exhibits.

This request should be sent to:	Southwest Casino Corporation
Attn: Shareholder Information
2001 Killebrew Drive, Suite 350
Minneapolis, Minnesota 55425

Your vote is important.   Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided.  No postage is required for mailing in the United States.

By Order of the Board of Directors,

James Druck

Director and CEO

David Abramson

Director

Gus Chafoulias

Director

Jim Holmes

Director

Gregg Schatzman

Director

May 5, 2008

Minneapolis, Minnesota

Appendix A

SOUTHWEST CASINO CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.               PURPOSE:

The Audit Committee assists the Board of Directors of Southwest Casino Corporation (“Southwest”), a Nevada corporation, in overseeing the accounting and financial reporting processes of Southwest, the audits of Southwest’s financial statements, and other matters stated in this Charter.

2.               COMPOSITION/ELIGIBILITY:

The Audit Committee must be comprised of at least 3 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), as applicable, as well as other applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Act”), and the applicable rules of the Securities and Exchange Commission (the “SEC”).  All members of the Audit Committee must have a basic understanding of finance and accounting and be able to read and understand financial statements. The Board of Directors determines whether a particular director (a) satisfies the requirements for membership on the Audit Committee, and (b) qualifies as an “audit committee financial expert,” as defined by the SEC.

3.               EXTERNAL ADVISERS:

The Audit Committee has authority to engage independent counsel and other advisers as the Audit Committee deems necessary to carry out its duties. The Audit Committee also has authority to obtain advice and assistance from any officer or employee of Southwest or any of its subsidiaries.

4.               FUNDING:

Southwest will provide appropriate funding, as determined by the Audit Committee, for payment of:

•                  compensation to Southwest’s independent public accountants as well as any other accounting firm engaged to perform audit, review or attest services for Southwest;

•                  any independent counsel or other adviser retained by the Audit Committee; and

•                  ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out the committee’s duties.

The Audit Committee must report promptly to the Board of Directors the scope and terms of its engagement of any adviser.

5.               FUNCTIONS:

The Audit Committee will:

•                  Meet as often as it determines, but not less frequently than quarterly.

•                  Be directly responsible for the appointment, compensation, evaluation, retention and oversight of the work of Southwest’s independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting).  Southwest’s independent public accountants report directly to the Audit Committee.

•                  Ensure receipt of an annual formal written statement from Southwest’s independent public accountants delineating all relationships between the independent public accountants and Southwest.  The Audit Committee will discuss with the independent public accountants any relationships that may impact the objectivity and independence of the independent public accountants and take appropriate action to oversee the independence of the independent public accountants.  Pre-approve all audit services and permissible non-audit services to be provided to Southwest by Southwest’s independent public accountants, subject to any exceptions provided in the Act and the rules of the SEC (it being understood that the Audit Committee may delegate to one or more of its members the authority to grant these pre-approvals, provided that any pre-approval granted by that member or members must be presented to the full Audit Committee at its next scheduled meeting).

•                  Review, in consultation with the independent public accountants, Southwest’s management, and any other advisors the Audit Committee deems necessary, the scope, purpose and procedures of the overall audit plans, with emphasis on accounting and financial areas where the independent public accountants, management or the Audit Committee believe special attention should be directed.

•                  Review, in consultation with the independent public accountants, Southwest’s management, and any other advisors the Audit Committee deems necessary:

•                  the results of the overall audit;

•                  The accounting and management personnel’s financial competency

•                  the independent public accountants’ opinion on Southwest’s financial statements;

•                  the independent public accountants’ judgment on the quality, not just the acceptability, of Southwest’s accounting principles as applied in the financial statements;

•                  the independent public accountants’ and management’s evaluations of the adequacy of Southwest’s internal controls over financial reporting;

•                  the independent public accountants’ and management’s evaluations of the adequacy of Southwest’s disclosure controls and procedures; and

•                  significant disputes, if any, between the independent public accountants Southwest’s management.

•                  Compliance with regulatory filing requirements

•                  Obtain and review annually, before the filing of Southwest’s Annual Report on Form 10-K, a report from the independent public accountants describing:

•                  all critical accounting policies and practices used in the overall audit of Southwest’s financial statements;

•                  all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and

•                  other material written communications between the independent public accountants and management, such as any management letter or schedule of unadjusted differences, and discuss with the independent public accountants any material issues raised in such report.

•                  Review and discuss with the independent public accountants and Southwest’s management the annual audited financial statements, including Management’s Discussion and Analysis of those financial statements, and recommend to the Board of Directors the inclusion of Southwest’s audited financial statements in its Form 10-K.

•                  Review and discuss with the independent public accountants and Southwest’s management the quarterly unaudited financial statements before the publication of Southwest’s earnings release and before the inclusion of the financial statements, including Management’s Discussion and Analysis of those financial statements, in Southwest’s Form 10-Q.  The Audit Committee may delegate to one or more of its members the authority to represent the committee for purposes of this review.

•                  Before the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants, without management present, the matters to be discussed by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Audit Committee under the professional standards of the American Institute of Certified Public Accountants.

•                  Review audit results, audit reports and recommendations made by the independent public accountants and Southwest’s management, and report to the Board of Directors with respect to those results, reports and recommendations, and take any necessary actions in connection with those results, reports and recommendations.

•                  Assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the annual audit as  by law or the rules of the Exchange.

•                  Review legal and regulatory matters that may have a material impact on the financial statements.

•                  Review and concur annually with Southwest’s Code of Business Conduct, Southwest’s Code of Ethics for the Board of Directors and Southwest’s program to monitor compliance with those Codes.

•                  Meet with the independent public accountants in separate executive sessions without management present at least annually.

•                  Prepare the Audit Committee Report for inclusion in Southwest’s annual proxy statement.

•                  Be responsible In advance for the review and oversight of all related-party transactions.

•                  Establish procedures for:

•                  the receipt, retention and treatment of complaints received by Southwest regarding accounting, internal accounting controls, or auditing matters;

•                  the confidential, anonymous submission by employees of Southwest of concerns regarding questionable accounting or auditing matters; and

•                  review periodically with management these procedures and, if appropriate, any significant complaints received, to the extent  by the Act, the rules of the SEC or the Exchange.

•                  Review and reassess the adequacy of this Charter on an annual basis.

•                  Review and evaluate at least annually performance and effectiveness of the Audit Committee.

•                  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

•                  Perform any other duties assigned to the committee by the Board of Directors.

6.               LIMITATIONS:

While the Audit Committee has the functions stated in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Southwest’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. Southwest’s management is principally responsible for Company accounting policies, the preparation of the financial statements, and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. Southwest’s independent public accountants are responsible for auditing Southwest’s financial statements.

In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board of Directors and Shareholder the accuracy and quality of Southwest’s financial statements and accounting practices. Nor is it the duty of the Audit Committee to assure Southwest’s compliance with laws and regulations or compliance with Southwest’s Code of Business Conduct or the Board of Directors’ compliance with Southwest’s Code of Ethics for Board of Directors. The primary responsibility for these matters rests with Southwest’s management. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

The Board of Directors and the Audit Committee recognize that meeting the responsibilities of an Audit Committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is  of an Audit Committee by existing law and regulation, those procedures are meant to serve as guidelines rather than inflexible rules and the Audit Committee is encouraged to apply any different or additional procedures it deems necessary to fulfill its functions.

* As adopted by the Board of Directors on February 14, 2006.

Appendix B

SOUTHWEST CASINO CORPORATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.               PURPOSE:

The Compensation Committee reviews and makes recommendations to the Board of Directors of Southwest Casino Corporation (“Southwest”), a Nevada corporation, regarding all forms of compensation provided to the directors and executive officers of Southwest, including without limitation bonus and stock compensation.  The Compensation Committee also oversees significant aspects of Southwest’s compensation policies, plans and programs for all employees of Southwest and its subsidiaries.

2.              PHILOSOPHY:

Southwest’s philosophy in setting its compensation policies is to maximize Shareholder value over time.  The Compensation Committee sets the compensation for Southwest’s executive officers and evaluates the performance of those executive officers.  The Compensation Committee believes executive compensation should be tied to continuous improvements in corporate performance and increases in Shareholder value.  In this regard, the Compensation Committee applies the following guidelines to its compensation decisions:

•                  Align pay programs with Southwest’s annual and long-term business strategies and objectives.

•                  Provide a competitive total compensation package that enables Southwest to attract and retain key executive talent.

•                  Determine that the compensation programs include a significant element that is directly linked to the performance of Southwest and Shareholder return.

The Compensation Committee focuses primarily on the following three components in forming the total compensation package for executive officers:

•                  Base salary.

•                  Annual incentive bonus.

•                  Long-term incentives.

3.               COMPOSITION/ELIGIBILITY:

The Compensation Committee must be comprised of at least 2 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), as applicable, as well as other applicable requirements for independence imposed by the Securities Exchange Act of 1934, as amended (the “Act”), and the applicable rules of the Securities and Exchange Commission (the “SEC”).

4.               EXTERNAL ADVISERS:

The Compensation Committee has authority to engage independent counsel and other advisers as the Compensation Committee deems necessary to carry out its duties. The Compensation Committee also has authority to obtain advice and assistance from any officer or employee of Southwest or any of its subsidiaries.

5.                                       FUNCTIONS:

The responsibilities of the Compensation Committee are:

•                  Overall Compensation Strategy.  The Compensation Committee reviews, modifies as needed, and approves the overall compensation strategy and policies of Southwest and its subsidiaries and, as appropriate, advises the Board regarding its decisions.  This overall review includes:

a.               Evaluating the performance and establishing the compensation and benefit programs for each of Southwest’s executive officers, including all equity-based compensation.

b.              Reviewing and approving at the program-level the compensation and benefit programs for non-executive officers and senior managers of the company, including all equity-based compensation.  In addition, the

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                        Compensation Committee may determine to individually evaluate and establish the compensation and benefit programs for any non-executive officer or senior manager of Southwest selected by the Committee.

c.               Reviewing and approving at the program-level the compensation and benefits programs and strategies for all other Southwest employees.

The Board of Directors has the authority to modify any compensation strategy and policy approved by the Compensation Committee.

•                  Compensation of Executive Officers.  The Compensation Committee establishes performance goals and objectives for Southwest’s executive officers, including the Chief Executive Officer.  The Compensation Committee also reviews and makes recommendations to the Board of Directors for the approval of the compensation and other terms of employment of Southwest’s executive officers, including the Chief Executive Officer.  The Chief Executive Officer must not be present when the Compensation Committee or the Board of Directors reviews and approves the compensation and other terms of employment for the CEO.

•                  Director’s Compensation.  The Compensation Committee makes recommendations to the Board of Directors regarding the amount of compensation paid by Southwest to directors for their service, including retainer, meeting, committee and committee chair fees.  Director compensation may be a combination of cash fees and/or stock option grants or awards.

•                  Plan Administrator.  The Compensation Committee will act as the “Committee” that administers Southwest’s 2004 Stock Incentive Plan.  The Committee will also consider and recommend changes to the existing plan or plans or the adoption of additional plans, which plans the Committee will also administer.  Committee approval of awards granted under equity-based compensation plans will be final unless applicable law, regulation or rule requires full board approval.

•                  Employee Benefit Plans.  The Compensation Committee will periodically review, recommend changes, and approve Southwest’s 401(k) Plan, and any similar ERISA plans Southwest may adopt, including the available investment options, performance, participation and plan administration.

•                  Preparation of Reports.  The Compensation Committee will prepare and review any report regarding compensation required under applicable SEC rules and regulations for inclusion in Southwest’s annual proxy statement.

6.               MEETINGS:

The Compensation Committee will meet as often as it determines, but not less frequently than one meeting per year.  The Compensation Committee will cause minutes of each meeting to be prepared and delivered to the Board of Directors.  The Compensation Committee will also provide to the Board of Directors any written or oral reports regarding its activities requested by the Board.

* As adopted by the Board of Directors April 26, 2006.

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SOUTHWEST CASINO CORPORATION

GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.             PURPOSE:

Governance reflects the tone and behavioral expectations that the board sets on behalf of stakeholders. It encompasses the company’s decision-making structures and the mechanisms used to manage the organization. The governance structures and processes are regularly reviewed to ensure that the highest levels of behavior and accountability are achieved.

The Governance and Nominating Committee, in consultation with the Board and the Chief Executive Officer, identifies, evaluates, proposes, and nominates candidates for election to Southwest’s Board of Directors by the Shareholders of the company.

The Governance and Nominating Committee also develops and recommends to the Board a set of corporate governance guidelines and principles applicable to the Company. In doing so, the Committee will endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, and management of the Company.

The cornerstone Southwest Governance principles are:

1.               Determine an appropriate company wide strategy is developed and implemented.

2.               Establish a clear framework for oversight and management of the company’s operations and for defining the respective roles and responsibilities of the Board and management.

3.               Structure itself to be effective in discharging its responsibilities and duties.

4.               Set standards of behavior expected of company personnel.

5.               Safeguard the integrity of the company’s financial reporting.

6.               Respect and facilitate the rights of shareholders.

7.               Recognize and manage risk.

8.               Encourage board and management effectiveness.

9.               Remunerate fairly and responsibly.

10.         Recognize the obligations to all stakeholders.

2.             COMPOSITION/ELIGIBILITY:

The Governance and Nominating Committee must be comprised of at least 2 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), if any.  The Board will appoint the Committee members and the Committee chair giving consideration to the independence requirements imposed by the Securities Exchange Act of 1934, as amended (the “Act”), the applicable rules of the Securities and Exchange Commission (the “SEC”) and other applicable requirements

3.             FUNCTIONS:

The responsibilities of the Governance and Nominating Committee are:

•                  Establish and review periodically Board membership required and desired qualifications. This will include expertise, experience and characteristics, including business experience, skills and knowledge of gaming, finance, real estate development, hospitability and entertainment industries and the functional experience and skills of financial reporting, strategy, governance, operations and other areas that may contribute to an effective Board of Directors.

•                  Consider each candidate’s general business and industry experience, his or her ability to act on behalf of shareholders, overall Board diversity, potential concerns regarding independence or conflicts of interest and other factors relevant in evaluating Board nominees. Additionally, the Board will consider whether or not the candidate would be found suitable to be issued a gaming license.

•                  Consider and, if the Committee determines appropriate, recommend to the Board of Directors a policy for the consideration of candidates for the Board of Directors submitted by stockholders.

•                  Evaluate, propose, and nominate candidates for election to the Company’s Board of Directors by the Shareholders of the company

•                  Establish and review periodically required and desired qualifications, expertise, experience and characteristics, for participation on any committee of the Board of Directors.

•                  Make recommendations regarding a change in the number of Board members and/or other changes in Board membership including the size and composition of the Board.

•                  As needed, conduct searches for and evaluates potential Board members that satisfy the criteria for Board membership established by the Committee.

•                  Review and approve the disclosure in any report regarding nomination of Board candidates required under applicable SEC rules and regulations for inclusion in Southwest’s annual proxy statement.

•                  Annually determine the Board reviews it’s performance and that of individual directors and evaluates the nomination for re-election of current directors

•                  The Committee evaluates its own performance including its compliance with this Charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

•                  Review and reassess the adequacy of this Charter at least annually and submit any recommended changes to the Board for its consideration

•                  Review, approve and report to the Board any transactions involving any material amounts between the Company and any “related party”.

•                  Periodically review and assess the adequacy of the Company’s Code of Conduct and Code of Ethics for Senior Executives including Financial Officers, including without limitation, assessing such Codes compliance with applicable laws and “Exchange” rules where applicable.

•                  The Corporate Governance Committee will ensure that a code of ethics and conduct policies are formalized in writing and that management takes the necessary actions to disseminate the information and educate all employees. The program for monitoring compliance and updates from management and the Company’s General Counsel regarding implementation of these codes and related training process are reviewed periodically.

•                  Determine that an appropriate check and balance mechanisms exist to encourage, support but also provide appropriate oversight regarding senior management leadership.

•                  Recommend such other policies and procedures as the Committee may deem necessary to help ensure appropriate and ethical corporate practices

•                  Recommend overall compensation program for Directors, including the Chairperson, committee member and chair retainers. Include in the program the consideration of cash retainers, perquisites, deferred compensation, stock or option plans or other incentive plans and retirement plans.

4.           MEETINGS AND PROCEDURE:

The Governance and Nominating Committee will meet as often as it determines appropriate.  The Governance and Nominating Committee will cause minutes of each meeting to be prepared and delivered to the Board of Directors.

The Governance and Nominating Committee will also provide to the Board of Directors written or oral reports regarding its activities as requested by the Board.

The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent council and other outside experts or advisors that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the company. The Company shall provide for appropriate funding, as determined by the committee for payment of compensation to any such persons retained bye the Committee. The committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

* As adopted by the Board of Directors on November 5, 2007.

Southwest Casino Corporation
2001 Killebrew Drive, Suite 350
Minneapolis, Minnesota 55425	PROXY

This Proxy is solicited by the Board of Directors

The undersigned appoints James B. Druck and Thomas E. Fox and each of them, as proxies, each with full power of substitution, and authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Southwest Casino Corporation held of record by the undersigned on April 25, 2008 at the Annual Meeting of Shareholders to be held on June 2, 2008, or any adjournment of that Annual Meeting.

☒   Please mark your votes as in this example.

1.       Election of Directors.

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ Vote WITHHELD for all nominees listed below

James B. Druck	David H. Abramson	Gus A. Chafoulias	Jim Holmes	Gregg P. Schatzman

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

2.             To consider and act upon a proposal to ratify the selection of Eide Bailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2008.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.             To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

(Please Sign Below)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 above and FOR Proposal 2.  Please sign exactly as name appears below.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN,	Dated: , 2008
DATE AND RETURN THE
PROXY CARD
PROMPTLY USING THE
ENCLOSED ENVELOPE,
WHICH REQUIRES
NO POSTAGE IF MAILED	Signature
IN THE UNITED
STATES.

Signature if held jointly

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